UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2021

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission file number: 001-36706

Pennsylvania	51-0534721
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Market Street,	Carmichaels,	PA	15320
(Address of principal executive offices)			(Zip Code)

(724)	966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)Dismissal of Independent Registered Public Accounting Firm

On January 29, 2021 (the “Notice Date”), CB Financial Services, Inc. (the “Company”) notified Baker Tilly US, LLP (“Baker Tilly”) of its dismissal as the Company's independent registered public accounting firm effective as of the date Baker Tilly completes its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020. The decision to dismiss Baker Tilly was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The audit reports of Baker Tilly on the consolidated financial statements of the Company for each of the past two fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through the Notice Date: (i) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Baker Tilly's satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”) except that during the quarter ended March 31, 2019 Baker Tilly advised the Company that there was a material weakness in the design and operating effectiveness of the Company’s internal control over financial reporting relating to the Company’s loan classification segments impacting commercial and industrial loans, commercial real estate loans and residential real estate loans as disclosed in Part I, Item 4 (Controls and Procedures) of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019. This reportable event was not the subject of a disagreement between the Company and Baker Tilly.

Before filing this Current Report on Form 8-K with the SEC, the Company provided Baker Tilly with a copy of the disclosures contained in this Item 4.01(a) and requested that Baker Tilly issue a letter, addressed to the SEC, stating whether Baker Tilly agrees with the statements contained in this Item 4.01(a). A copy of Baker Tilly’s letter dated February 2, 2021, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)Engagement of New Independent Registered Public Accounting Firm

On the Notice Date, the Company notified BKD, LLP (“BKD”) that it had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The selection of BKD was approved by the Audit Committee of the Company’s Board of Directors. The engagement of BKD is subject to their client acceptance procedures.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through the Notice Date, neither the Company nor anyone on its behalf consulted with BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

16.1    Letter of Baker Tilly US, LLP dated February 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: February 3, 2021	By:	/s/ John H. Montgomery
John H. Montgomery
President and Chief Executive Officer

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